SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                              September 25, 1995
                     (Date of earliest event reported)

                             The Harvey Group Inc.
           (Exact name of Registrant as specified in its charter)

        New York                1-4626                 13-1534671
     (State of          (Commission File No.)      (IRS Employer
     Incorporation)                                Identification No.)

                600 Secaucus Road, Secaucus, New Jersey 07094
        (Address of principal executive offices, including zip code)

                               201-865-3418
            (Registrant's telephone number, including area code)



     Item 5.  Other Events.

               On October 5, 1995, the Registrant issued a press release announcing, among other things, that the Registrant has signed a letter of intent providing for additional secured debtor-in-possession credit support of $1,500,000. A copy of the press release and letter of intent are attached as Exhibits 99.1 and 99.2, respectively, to this Form 8-K and are incorporated herein by reference.

     Item 7.   Financial Statements and Exhibits.

               (c.) Exhibits

     Exhibit Number           Description

          99.1                Press Release dated October 5, 1995.

          99.2 Letter of Intent, dated September 25, 1995, between The Harvey Group Inc. and Harvey Acquisition Corp.


                                  SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          DATED:  October 5, 1995.

                                   THE HARVEY GROUP INC.

                                   By:  /s/ Joseph J. Calabrese
                                        Joseph J. Calabrese, Jr.
                                        Vice President, Secretary,
                                        Chief Financial Officer,
                                        Chief Accounting Officer


                                 EXHIBIT INDEX

          Exhibit Number           Description

          99.1                Press Release dated October 5, 1995.

          99.2 Letter of Intent, dated September 25, 1995, between The Harvey Group Inc. and Harvey Acquisition Corp.

___________________________________________________________________________


                                                         EXHIBIT 99.1

          Contact:
          Arthur Shulman
          President & CEO
          Joseph J. Calabrese
          Vice President & CFO
          The Harvey Group Inc.
          Tel. (201) 865-3418
          Fax  (201) 865-0342

                             For Immediate Release
                             The Harvey Group Inc.
                       Announces Financing of $1,500,000

                    Secaucus, NJ--October 5, 1995--The Harvey Group Inc. (the "Company") announced today that the Company has signed a letter of intent with an investor group, which sets forth the terms and conditions of an agreement to provide additional secured debtor-in-possession credit support of $1,500,000. It is anticipated that these funds will be used to fund a reorganization plan and the Company's emergence from Chapter 11.

                    The Company has already received an initial installment, and expects the balance of the funds on or before November 1, 1995. The $1,500,000 may be converted to equity upon the confirmation of a plan of reorganization by the Bankruptcy Court, or at a later date.

                    Art Shulman, president stated, "I am pleased that the Company is now on the road towards a resolution of its financial problems and that we will now be able to refocus our efforts and resources on our business and the upcoming holiday season."

                    Based in Secaucus, New Jersey, Harvey Electronics is a specialty retailer of high-quality audio/video consum-er electronics and home theater products with six stores in the Metropolitan New York area.


____________________________________________________________________________

                                                         EXHIBIT 99.2

                                        September 25, 1995

          Mr. Michael E. Recca
          Recca and Company, Inc.
          c/o Harvey Acquisition Corp.
          20 Exchange Place, Suite 2200
          New York, NY  10005

                         Re:  Harvey Electronics

          Dear Mr. Recca:

                    The purpose of this letter to set forth terms and conditions of an agreement in principal pursuant to which Harvey Acquisition Corp, or its designee ("HAC") will provide debtor-in-possession credit support, provide the funding for a plan of reorganization, and make an investment in The Harvey Group Inc., and Harvey Sound Inc., (hereinafter collectively "Harvey").

                    Subject to the terms and conditions set forth below, HAC agrees to invest $1.5 million in Harvey as provided herein. HAC's investment will be made pursuant, and is subject, among other things, to the following:

                    1.  Harvey filed a voluntary petition for
          relief under Chapter 11 of the Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York (96 B 43360-61) on August 3, 1995 (the "Harvey Bankruptcy"). By orders of the court dated August 8, and August 28, 1995, Harvey obtained debtor-in-possession financing from Congress Financial Corporation ("Con-gress").

                    2. Harvey shall file a plan or reorganization ("POR"), in form and content acceptable to HAC.

                    3. The POR will provide, among other things, for the following treatment of pre-petition claims:

                         a.  The existing secured working capital
          line with Congress Financial Corp., ($3 million) shall be either replaced or continued;

                         b.  The National Westminster Bank term
          loan of $275,000 and the InterEquity Credit Corp. loans of $600,000 may be converted to shares of registered reorganized Harvey common stock, subject to the approval of the lender and in amounts acceptable to HAC and debt-or.

                         c.  Unsecured creditors shall receive
          registered shares of reorganized Harvey common stock in amounts acceptable to HAC & Debtor.

                         d.  Existing Harvey Shareholders, as of a
          record date to be determined, shall receive shares of reorganized Harvey common stock or warrants for such shares in amounts acceptable to HAC and Debtor.

                         e.  Real property lease cure amounts shall
          be settled on terms acceptable to HAC.

                         f.  Administrative and priority claims
          will not exceed $125,000, exclusive of lease cures and post petition accounts payable.

                    4.  HAC may, at is option, convert the debt
          owed to it by Harvey to reorganized Harvey common stock in an appropriate ratio to the distributions described in paragraphs 3(b),(c), and (d) above, and in amounts of shares and warrants acceptable to HAC.

                    5. Management and key employees shall partici-pate in a stock option plan of reorganized Harvey stock, acceptable to HAC.

                    6. Harvey will confirm its POR no later than February 29, 1996 with an effective date no later than March 31, 1996. The final confirmation order will be satisfactory in form and substance to HAC.

                    7.  The board of directors of reorganized
          Harvey will be determined by HAC, with participation by senior management of Harvey. In addition, HAC may, at its sole discretion, receive representation on the board concomitant with funding of the loans described below.

                    8.  Art Shulman, Joe Calabrese and Franklin
          Karp will be members of the senior management of Harvey, and shall enter into management (employment) contracts with reorganized Harvey on terms acceptable to them and HAC.

                    9.  HAC shall, before the later of September
          29, 1995 or four (4) days after execution of agreement, make available $250,000 to Harvey in form of loans (made either directly by HAC or as a junior, participant in the Congress financing) pursuant to an order to be entered in the Harvey bankruptcy, such loans to be on a secured basis subject and subordinate only to the Congress fi-nancing. The form of order approving such financing shall be acceptable to HAC in its sole discretion. These funds shall be utilized by Harvey to purchase inventory and for other operational expenses acceptable to HAC. These loans may at the option of HAC be converted to equity upon confirmation of the POR, or at any time thereafter.

                    10. On or before November 1, 1995, HAC shall make available to Harvey an additional $1,250,000 in the form of loans to be made pursuant to an order to be entered in the Harvey Bankruptcy, such loans to be on a secured basis subject and subordinate only to the Con-gress financing. The form of order approving such fi-nancing shall be acceptable to HAC in its sole discre-tion. These funds shall be utilized by Harvey to pur-chase inventory and for other operational expenses ac-ceptable to HAC. These loans may at option of HAC be converted to equity upon confirmation of POR, or any time thereafter.

                    11. This agreement is subject in all respects to the execution and delivery of final, definitive docu-mentation, and approval thereof by order of the Bankrupt-cy Court ("Approval Order").

                    12.  All amounts loaned by HAC pursuant to
          paragraphs 9 and 10 herein shall be repaid in event the POR is not confirmed as set forth herein.

                                        Sincerely yours,

                                        Art Shulman
                                        President

          ACCEPTED AND AGREED TO
          HARVEY ACQUISITION CORP.

          By: /s/ Peter M. Burns
             Peter M. Burns
             President